Exhibit 10.5
PLEDGE AGREEMENT
     PLEDGE AGREEMENT, dated as of August 16, 2006 made by Retail Ventures, Inc., an Ohio corporation (the “Company”), with and in favor of Schottenstein Stores Corporation, a Delaware Corporation (the “Warrant Holder”).
WITNESSETH:
     WHEREAS, pursuant to the terms of the Warrants, upon the exercise of a Warrant into DSW Stock by the Warrant Holder, the Company has agreed to deliver to the Warrant Holder the DSW Stock into which the relevant Warrant has been exercised, upon the terms and subject to the conditions set forth therein;
     NOW, THEREFORE, in consideration of the premises the parties hereto hereby agree as follows:
     1. Defined Terms. (a) Unless otherwise defined herein, each term defined in the Warrants and used herein shall have the meaning given to such term in the Warrants.
     (b) The following terms shall have the following meanings:
     “Agreement”: this Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.
     “Collateral”: the collective reference to the Pledged Stock, the certificates (if any) representing the Pledged Stock, all options and other rights contractual or otherwise in respect thereof and all, documents, instruments, investment property and other property (including but not limited to any stock dividend or distribution in connection with a stock split) from time to time received, receivable or otherwise distributed, issued or delivered in respect of or in exchange for any or all of the Pledged Stock, and all proceeds of any of the foregoing, in each case whether now owned or hereafter acquired by the Company and howsoever its interest therein may arise or appear.
     “Event of Default”: the failure by the Company to perform the Obligations in accordance with the terms of the Warrants.
     “Obligations”: the obligation of the Company under a Warrant, upon notification that a Warrant is to be exercised into DSW Stock and upon payment of the Aggregate Purchase Price, to issue to the Warrant Holder DSW Stock on the terms set forth in the Warrant.
     “Pledged Stock”: 2,302,600 shares of DSW Stock, as the same may be increased pursuant to the provisions contained in the definition of the term “Collateral” and the final sentence of Section 5(a) hereof.
     “UCC”: the Uniform Commercial Code as in effect from time to time in the State of New York.

     “Warrants”: the collective reference to Warrant number C2, and Warrant number W7 issued by the Company to the Warrant Holder (i) on September 26, 2002 and amended and restated on July 5, 2005, in the case of Warrant number C2, and (ii) on July 5, 2005 in the case of Warrant number W7, in each case, as the same may be amended, supplemented or modified after the date hereof.
     (c) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.
     (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
     2. Delivery and Pledge.
     (a) The Company hereby delivers, transfers, assigns, pledges and issues to the Warrant Holder a continuing first priority Lien on, and security interest in, all of the Company’s right, title and interest in and to the Collateral, in each case as collateral security for the prompt and complete performance by the Company when due of the Obligations. The Company hereby agrees that (i) subject to the terms hereof, the Warrant Holder may exercise its rights set forth herein or under applicable law, and realize on the Collateral to satisfy, in whole or in part, the Obligations, in accordance with, and subject to, the terms hereof and the terms of the Warrants.
     (b) The Company agrees promptly to deliver or cause to be delivered to the Warrant Holder any and all certificated Pledged Stock and any and all certificates or other instruments or documents representing the Collateral. Upon delivery to the Warrant Holder, (i) any certificates evidencing Pledged Stock shall be accompanied by transfer powers, duly executed in blank or other instruments of transfer satisfactory to the Warrant Holder and by such other instruments and documents as the Warrant Holder may reasonably request and (ii) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the Company and such other instruments or documents as the Warrant Holder may reasonably request.
     3. Restrictions on Transfer of Pledged Stock; Voting of Pledged Stock.
     (a) Unless an Event of Default shall have occurred and be continuing and the Warrant Holder shall have exercised its remedies under Section 6 hereof, the Warrant Holder shall not sell, assign or transfer the Pledged Stock.
     (b) Unless an Event of Default shall have occurred and be continuing the Warrant Holder shall not vote or exercise any rights whatsoever with respect to the Pledged Stock. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, the Warrant Holder may vote the Pledged Stock as contemplated by Section 5 of this Agreement.
     4. Representations, Warranties and Covenants. The Company represents, warrants and covenants that:

     (a) it (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Collateral (ii) holds the same free and clear of all Liens, except for the security interest granted hereunder, and (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in, or other Lien on, the Collateral, other than pursuant hereto;
     (b) it (i) has the power and authority to execute this Agreement and to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all Persons whomsoever;
     (c) no consent of any other Person (including stockholders, trustees, partners, members or creditors of the Company) and no consent or approval of any governmental authority or any securities exchange was or is necessary to the execution and delivery of this Agreement, validity of the pledge effected hereby; and the exercise of remedies by the Lender hereunder; and (ii) neither the execution and delivery of this Agreement by the Company, the granting of the security interest hereunder, nor the exercise of remedies by the Lender hereunder contravene any law or any contractual restriction binding on or affecting the Company or any of its properties and will not result in or require the creation of any Lien upon the Collateral other than pursuant to this Agreement;
     (d) upon delivery of the certificates representing the Pledged Stock to the Warrant Holder, the Warrant Holder shall have a valid and perfected first Lien upon and security interest in such Pledged Stock, and (ii) filing of a UCC financing statement in the office of the Secretary of State of Ohio, the Warrant Holder shall have a valid and perfected first Lien upon and security interest in the other Collateral, in each case, as security for the performance of the Obligations;
     (e) the pledge effected hereby is effective to vest in the Warrant Holder the rights in the Collateral as set forth herein and there are no restrictions upon the transfer (other than pursuant to state and federal securities laws and compliance by the Warrant Holder with the terms of the Warrant) of, or the right to vote in respect of, any of the Collateral and that the Company has the right to vote, pledge and grant a security interest in or otherwise transfer such Collateral free of any Lien;
     (f) it will not make or consent to any amendment or other modification or waiver with respect to any Collateral or enter into any agreement restricting its right to pledge the Collateral hereunder without the consent of the Lender (whose consent shall not be unreasonably withheld); and
     (g) at any time and from time to time, upon the written request of the Lender, it will promptly and duly execute and deliver, such further instruments and documents and take such further actions as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.
     5. Voting Rights; Dividends and Interest, etc.

     (a) Unless and until an Event of Default shall have occurred and be continuing: (i) the Company shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Stock or any part thereof for any purpose consistent with the terms of this Agreement, (ii) the Warrant Holder shall execute and deliver to the Company, or cause to be executed and delivered to the Company, all such proxies, powers of attorney and other instruments as the Company may reasonably request for the purpose of enabling the Company to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the dividends, distributions and payments it is entitled to receive pursuant to subparagraph (iii) below, (iii) the Company shall be entitled to receive and retain any and all dividends, interest, principal and other distributions and payments paid in cash on the Pledged Stock. All dividends, interest, principal and other distributions and payments made on or in respect of the Collateral other than in cash, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of DSW or received in exchange for the Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which DSW may be a party or otherwise, shall be and become part of the Collateral, and, if received by the Company, shall not be commingled by the Company with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Warrant Holder and shall be forthwith delivered to the Warrant Holder in the same form as so received (with any necessary endorsement).
     (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Company to dividends, interest, principal or other distributions or payments that such Company is authorized to receive, (with respect only to the DSW Stock that is the subject of the Event of Default) pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Warrant Holder, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions or payments. All dividends, interest, principal or other distributions or payments received by the Company contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Warrant Holder, shall be segregated from other property or funds of such Company and shall be forthwith delivered to the Warrant Holder upon demand in the same form as so received (with any necessary endorsement).
     (c) Upon the occurrence and during the continuance of an Event of Default, all rights of any Company to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Warrant Holder under paragraph (a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Warrant Holder, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers. After all Events of Default have been cured or waived, such Company will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.
     6. Remedies.
          If an Event of Default shall have occurred and be continuing, and upon 10 days’ notice by the Warrant Holder to the Company, the pledge set forth in Section 2 hereof shall be deemed (effective upon the expiry of the such 10 day period and payment in full of the Aggregate Purchase Price in accordance with the terms of the applicable Warrant) to be an irrevocable transfer and delivery, in accordance with the terms of the applicable Warrant, by the Company to the Warrant Holder of that number of shares of the Pledged Stock then deliverable under the terms of the relevant Warrant and legal title such shares shall be transferred to the Warrant Holder without need for further actions on its behalf. Notwithstanding any other provision of this Agreement, if an Event of Default shall have occurred and be continuing, the Warrant Holder shall have the rights and remedies available to it as a secured party under the provisions of the UCC.
     7. Warrant Holder’s Appointment as Attorney-in-Fact. At any time after the occurrence and during the continuance of an Event of Default, the Company hereby irrevocably constitutes and appoints the Warrant Holder and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.
     8. Execution of Financing Statements. Pursuant to any applicable law, the Company authorizes the Warrant Holder to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of the Company in such form and in such offices as the Warrant Holder reasonably determines appropriate to perfect the security interests of the Warrant Holder under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording for filing in any jurisdiction.
     9. Notices. All notices, requests and demands to or upon the Company or the Warrant Holder to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (i) when delivered by hand or (ii) if given by mail, three Business Days after being deposited in the mails by certified mail, return receipt requested, or (iii) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed to the Company or the Warrant Holder at the following:
(x) if to the Company:
Retail Ventures, Inc
3241 Westerville Road
Columbus, OH 43224
Attn: General Counsel (Ph: 614-478-3424, Fax: 614-473-4682)
and

(y) if to the Warrant Holder:
Schottenstein Stores Corporation.
1800 Molar Road
Columbus, OH 43207
Attn: Irwin A. Bain (Fax: 614-443-0972)
     10. Termination and Release.
     (a) Subject to paragraph (b) below, this Agreement shall terminate and the Liens and security interests granted hereby shall be released, upon the earlier to occur of (i) the transfer or assignment to any Person (other than an affiliate of the Warrant Holder) by the Warrant Holder of any of the Warrants, (ii) the exercise by the Warrant Holder of any of the Warrants into Common Stock instead of DSW Stock, or (iii) the performance by the Company of the Obligations in accordance with the terms of the Warrants.
     (b) If the Warrant Holder (i) transfers or assigns to any Person (other than an affiliate of the Warrant Holder) some but not all of the Warrants held by it; (ii) exercises some but not all of the Warrants into Common Stock instead of DSW Stock; or (iii) has only exercised some but not all of the Warrants held by it, this Agreement and the Liens and security interests created hereby will be terminated and released only as to that number of shares of Pledged Stock relating to the Warrants so transferred or assigned, so exercised, or in respect of which the Company has performed the Obligations, as the case may be.
     (c) Upon termination of this Agreement, the Warrant Holder shall surrender the Pledged Stock to the Company together with all other Collateral previously delivered to the Warrant Holder and then held by it, in each case without recourse, representation or warranty, and execute and deliver to the Company such documents of assignment as are reasonably necessary to terminate the Warrant Holder’s security interest in the Collateral interest hereunder.
     11. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     12. Amendments. This Agreement may be amended by the written agreement of the parties hereto.
     13. Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
     14. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Company and shall inure to the benefit of the Warrant Holder and its successors but not its assigns.

     15. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
     16. WAIVER OF JURY TRIAL. THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
     17. Indemnity and Expenses. (a) The Company agrees to indemnify and hold harmless the Lender (and all of its respective officers, directors, employees, attorneys, consultants and agents) from and against any and all claims, damages, losses, liabilities, obligations, penalties, costs and expenses (including, without limitation, reasonable legal fees and disbursements of counsel) to the extent that they arise out of or otherwise result from an enforcement of this Agreement by the Lender after an Event of Default under this Agreement, except, as to any such indemnified Person, claims, losses or liabilities resulting solely and directly from such Person’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.
     (b) The Company agrees to pay to the Lender upon demand the amount of any and all costs and expenses, including the reasonable fees and disbursements of the Lender’s counsel, which the Lender may incur in connection with (i) the preparation, negotiation, execution, delivery, amendment, waiver or other modification of this Agreement, (ii) the exercise or enforcement of any of the rights of the Lender hereunder, or (iii) the failure by the Company to perform or observe any of the provisions hereof; provided that such costs and expenses shall not include those costs and expenses that are determined, pursuant to a final judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Lender.
     18. Security Interest Absolute. All rights of the Lender, all Liens and all obligations of each of the Company hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Warrants or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Warrants, (iii) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of, or consent to departure from, any guaranty for all or any of the Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company in respect of the Obligations. All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

RETAIL VENTURES, INC.
By:	/s/ James A. McGrady
	Name:	James A. McGrady
	Title:	Chief Financial Officer

SCHOTTENSTEIN STORES CORPORATION as Warrant Holder
By:	/s/ Irwin A. Bain
	Name:	Irwin A. Bain
	Title:	Senior Vice President and General Counsel